Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

Exhibit 99.2
Expensify, Inc.
Investor Presentation

43

Expensify

Q1 2024 Earnings

May 9th, 2024



Expensify

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, future cash flow, projected costs, prospects, plans, objectives of management, expected market growth, the amount and timing of any share repurchases and our stock-based compensation estimates, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "may," "will,", "can", "shall," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; geopolitical tensions, including the war in Ukraine and the conflict in Israel, Gaza and surrounding areas; the impact on inflation on us and our members; our borrowing costs have and may continue to increase as a result of increases in interest rates; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including geopolitical uncertainty and instability; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net income (loss), adjusted EBITDA, and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States ("GAAP") and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

Expensify

Q1 24 Financials

Expensify

Q1 2024

Revenue	Average Paid Members	Net Interchange
$33.5MM	688,000	$3.5MM

Expensify

Q1 2024

Operating Cash Flow
(Includes timing of customer funds)

$3.5MM

Free Cash Flow[1]
(Excludes timing of customer funds)

$5.2MM

Net Loss

$(3.8MM)

Non-GAAP Net Income[2]

$3.7MM

Adj. EBITDA[3]

$7.1MM

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define non-GAAP net income (loss) as net loss from operations in accordance with US GAAP excluding stock-based compensation.

[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

Free Cash Flow[1]

- In Q4, we initiated full year Free Cash Flow guidance to provide a more clear picture on the cash impact from overall cost reductions.
- We are now increasing that guidance to $11.0-13.0MM[2] FY 2024 Free Cash Flow.

Q1[3] Free Cash Flow was $5.2MM, a 242% increase from Q4[3].

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

[2] The Company does not provide a reconciliation for free cash flow estimates on a forward-looking basis because it is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of net cash used in operating activities and certain reconciling items on a forward-looking basis, which could be significant to the Company's results.

[3] Please see appendix for GAAP to non-GAAP reconciliation.

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.

Expensify Card updates

- **Strong growth:** Quarterly interchange derived from the Expensify Card grew 57% y/y to $3.5MM in Q1.
- **Program management & accounting improvement:** The company started transitioning members to its new card program in Q1. This transition is expected to conclude by the end of 2024 and is expected to provide the company an estimated 20% more in interchange fees. Additionally, interchange derived from the new card program will be considered revenue.

Expensify

Q1 2024

Monthly Paid Members



800,000
600,000
400,000
200,000
0
7/1/2021
1/1/2022
7/1/2022
1/1/2023
7/1/2023
1/1/2024

April Paid Members

685,000

Denotes April 2024 and April activity from previous years

Note: There can be no assurances that the trends of previous second quarters are representative of future trends.

Expensify

Q1 Business Highlights

Expensify

Continued excellence

- Fully dialed in Q4'23 cost optimizations
- Continued or improved core trends
- Focused investments on what's working best

Expensify

+97% y/y SEO keyword Increase


35,000
30,000
25,000
20,000
15,000
SEO Keywords
2023-Q1
2023-Q2
2023-Q3
2023-Q4
2024-Q1

Note: SEO Keywords represent the amount of keywords that populate in the top 100 results for that search term.

Expensify

+149% q/q in first page SEO keywords


3000
2500
2000
1500
1000
500
# of 1st Page Keywords
6/23
7/23
8/23
9/23
10/23
11/23
12/23
1/24
2/24
3/24

Note: First page SEO keywords represent search terms that result in Expensify content being shown on the first page of search results. Data reflects end of Q4 to end of Q1 2024.

Expensify

+60% q/q global reimbursement customers



250
200
150
100
50
0
Customers
2023-Q2
2023-Q3
2023-Q4
2024-Q1

Note: Count of distinct companies triggering a global reimbursement in a each quarter

Expensify

57% y/y Net Interchange growth


$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Net Interchange
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24

Expensify

Q1 Product Update

New Expensify

Expensify

Strategies for Expensify's Success

1. Capture the untapped 99% of the market, starting with VSB/SMB
2. With a viral, bottom-up, word-of-mouth leadgen strategy
3. Monetized with high margin monthly subscriptions

Expensify

1.3B untapped users in the VSB/SMB



1 employee (24MM)
1.8%
2 to 10 employees (354MM)
26.1%
11-50 employees (548MM)
40.4%
51 to 99 employees (206MM)
15.2%
101 to 249 employees (224MM)
16.5%

Source: https://www.census.gov/data/tables/2022/econ/abs/2022-abs-company-summary.html. Census data collected in 2021.

Expensify

Viral use cases address the whole market


Chat
Documents
Payments

Expensify

Superapps have super virality



Bob's Decking
Bob
ExpensiCorp
Freda
Expense
Invoice
Travel
Alice
Cathy
Split
David
Split
Split
Emily
Greta

Expensify

Bottom-up generates "unaddressable" leads

Expensify's unique superapp design allows employees to submit expenses to companies not actively searching, expanding potential TAM.


ALL
IMAGES
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ALL IMAGES

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Expensify


Edit
Messages
Search
Expensify 9:41 AM
Expensify: Hi there! Alice just sent you an expense....
Quinn 9:28 AM
So often we avoid running water, and running water is a lot of fun....
Thea 9:20 AM
Let your imagination be your guide.
Zach 9:00 AM
That's why I paint - because I can create the kind of world I want -...
Sara & Emily 8:58 AM
Be careful. You can always add more - but you can't take it away.
Zoey 8:35 AM
It's the contrast of light and dark that each give the other one mea...
Will 8:32 AM
I can't think of anything more rewarding than being able to expr...
David 8:02 AM
Get tough with it, get strong. Nothing wrong with washing your...
Expensify
Alice sent you an expense for $396.14
This is the beginning of your chat with Alice.
You owe $396.14 for Home Depot. To pay go to: https://new.expensify.com/97859878
Reply to this message or respond at new.expensify.com/97859878
By responding you agree to Expensify's terms of service (exfy.com/terms)
Respond STOP and we will block this user from contacting you again.
Respond SPAM and we will also investigate them for spam malpractices.
iMessage

Top-down closes with self service

Paying unprompted employee request with business bank account seamlessly creates trial of paid workspace for company-wide adoption.


Edit
Messages
Search
Expensify 9:41 AM
Expensify: Hi there! Alice just sent you an expense....
Quinn 9:28 AM
So often we avoid running water, and running water is a lot of fun....
Thea 9:20 AM
Let your imagination be your guide.
Zach 9:00 AM
That's why I paint - because I can create the kind of world I want -...
Sara & Emily 8:58 AM
Be careful. You can always add more - but you can't take it away.
Zoey 8:35 AM
It's the contrast of light and dark that each give the other one mea...
Will 8:32 AM
I can't think of anything more rewarding than being able to expr...
David 8:02 AM
Get tough with it, get strong. Nothing wrong with washing your...
Dee & Sam 7:45 AM
Expensify
Alice sent you an expense for $396.14
This is the beginning of your chat with Alice.
You owe $396.14 for Home Depot. To pay go to: https://new.expensify.com/97859878
Reply to this message or respond at new.expensify.com/97859878
By responding you agree to Expensify's terms of service (exfy.com/terms)
Respond STOP and we will block this user from contacting you again.
Respond SPAM and we will also investigate them for spam malpractices.
iMessage

Expensify


Expensify / Chats
Alice
Bob: Hey, that wasn't so bad! You should be all...
Alice
Hey Bob, I picked up the materials from Home...
Concierge
👋 Hey there, I'm Concierge! If you have any que...
Alice
Bob's Decking
Say hello!
Collaboration between Alice and Bob's Decking starts here! 🎉 This is the place to chat, submit expenses and settle up.
You can also use the + button to split an expense, submit an expense, track an expense, or assign a task!
Alice Today at 12:49 PM
How doers get more done.
Bob paid:
$396.14
Home Depot
Bob Today at 12:49 PM
Hey, that wasn't so bad! You should be all paid now.
Write something...

B2C converts clients to customers

Sending invoices to ordinary consumers causes customers to organically promote Expensify, restarting the bottom-up cycle.

Expensify / Chats

Alice
Bob: Hey, that wasn't so bad! You should be all...

Alice
Hey Bob, I picked up the materials from Home...

Concierge
👋 Hey there, I'm Concierge! If you have any que...

Alice
Bob's Decking

Say hello!

Collaboration between **Alice** and **Bob's Decking** starts here! 🎉 This is the place to chat, submit expenses and settle up.

You can also use the + button to split an expense, submit an expense, track an expense, or assign a task!

Alice Today at 12:49 PM



How doers get more done.

Bob paid:

$396.14 ✓

Home Depot

Bob Today at 12:49 PM
Hey, that wasn't so bad! You should be all paid now.

Write something...

Expensify


Expensify / Chats
B
cathy@email.com
cathy@email.com paid $475.37 for Deck project
Concierge
Hi there, to submit expenses for reimbursement,...

P2P multiplies viral leads

Consumer bill splitting allows non-paying users to organically promote Expensify to their peers, further expanding reach of bottom-up.

Expensify / Chats

Bob's Decking

cathy@email.com paid $475.37 for Deck project

Concierge

Hi there, to submit expenses for reimbursement,...

Expensify


Expensify / Chats
Concierge
Hi there, to submit expenses for reimbursement,...

Travel can retain and expand revenue

Expensify Travel is the top feature request of large and growing customers, and a can be new source of transactional revenue


Expensify / Chats
Concierge
Hi there, to submit expenses for reimbursement,...

Expensify



Expensify / Search
Expenses
Chats
Tasks
Invoices
Trips
Expenses
All
Waiting
Drafts
Shared
Finished
Receipt
Date
Merchant
From
To
Category
Total
Type
Action
May 9 Hotel David ExpensiCorp Travel $842.90 View
May 9 Flights David ExpensiCorp Travel $346.20 View
May 8 Positively 4th Stre... Shelby ExpensiCorp Meals & Entertain... $5.00 Review
May 8 Starbucks Iris ExpensiCorp Meals & Entertain... $10.00 Review
May 7 The Home Depot Iris ExpensiCorp Equipment $100.00 Review
May 6 Acme Harry ExpensiCorp Grocery Stores $50.00 Approve
May 6 Wawa Freda ExpensiCorp Gas Stations $33.00 View
May 5 Avis Todd ExpensiCorp Rental Cars $565.00 View

Superapp super-search

Formal realtime workflows optimized via inbox, ad hoc batch analyses executed via search

Expensify / Search

- Expenses
- Chats
- Tasks
- Invoices
- Trips

Expenses

All | Waiting | Drafts | Shared | Finished

Receipt	Date ↓	Merchant	From	To	Category	Total	Type	Action
	May 9	Hotel	David	ExpensiCorp	Travel	$842.90		View
	May 9	Flights	David	ExpensiCorp	Travel	$346.20		View
	May 8	Positively 4th Stre...	Shelby	ExpensiCorp	Meals & Entertain...	$5.00		Review
	May 8	Starbucks	Iris	ExpensiCorp	Meals & Entertain...	$10.00		Review
	May 7	The Home Depot	Iris	ExpensiCorp	Equipment	$100.00		Review
	May 6	Acme	Harry	ExpensiCorp	Grocery Stores	$50.00		Approve
	May 6	Wawa	Freda	ExpensiCorp	Gas Stations	$33.00		View
	May 5	Avis	Todd	ExpensiCorp	Rental Cars	$565.00		View
	May 4	45.50 mi @ $0.65 / ...	Todd	ExpensiCorp	Travel & Airfare	$29.56		Paid

Expensify

In Review



Bob's Decking
Bob
Expense
Invoice
ExpensiCorp
Freda
Travel
Alice
Cathy
Split
David
Split
Split
Emily
Greta

Expensify

Superapps require super tech

- **Bedrock**
  - *What:* Blockchain-synchronized for extreme unpartitioned concurrency
  - *Why:* Enables seamless context switching between home, work, orgs
- **React Native**
  - *What:* Perfect consistency between desktop and mobile, web and native
  - *Why:* Eliminates need to install, streamlining adoption
- **Email/SMS overlay:**
  - *What:* No account required, fallback to email/SMS
  - *Why:* Makes adoption a personal decision, works with all your peers
- **Universal Payments**
  - *What:* Full support for ACH, credit, check, wire, international payments
  - *Why:* Consistent single-app experience across all payment networks

Expensify

Learn more at exfy.com/roadmap

Expensify

#exfy-roadmap

Expensify Chat

Expensify

In conclusion:

- Q1'24 was a great quarter
  - Delivered strong Operating Cash Flow and FCF growth
  - Incredible New Expensify development progress
  - Began final stretch of polish, performance, and reliability

- Looking forward to Q2'24:
  - New Expensify will be fully in market
  - Expensify Travel will be fully in market
  - New card program transition underway

Expensify

Q&A

Expensify

Expensify

Appendix

Expensify

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Three months ended March 31, 2024 *(unaudited, in thousands)*	Three months ended March 31, 2023 *(unaudited, in thousands)*
Net loss	$ (3,781)	$ (5,945)
Add:		
Stock-based compensation	7,524	10,004
Non-GAAP Net Income[1]	$ 3,743	$ 4,059

[1] We define Non-GAAP Net Income as net income (loss) excluding stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended March 31, 2024 *(unaudited, in thousands)*	Three months ended March 31, 2023 *(unaudited, in thousands)*
Net loss	$ (3,781)	$ (5,945)
Provision for income taxes	1,034	1,825
Interest and other expenses, net	954	1,416
Depreciation and amortization	1,383	1,413
Stock-based compensation	7,524	10,004
Adjusted EBITDA	$ 7,114	$ 8,713

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Three months ended March 31, 2024 *(unaudited, in thousands)*	Three months ended March 31, 2023 *(unaudited, in thousands)*	Three months ended December 31, 2023 *(unaudited, in thousands)*
Net cash provided by (used in) operating activities	**$ 3,471**	**$ 7,642**	**$ (543)**
(Increase) decrease in changes in customer assets and liabilities			
Settlement assets	**6,120**	**2,683**	**(2,983)**
Settlement liabilities	**(1,570)**	**738**	**2,343**
Adjusted operating cash flow	**$ 8,021**	**$ 11,063**	**$ (1,183)**
Less:			
Purchases of property and equipment	**—**	**(28)**	**(281)**
Software development costs	**(2,829)**	**(870)**	**(2,180)**
Free cash flow	**$ 5,192**	**$ 10,165**	**$ (3,644)**

Note: We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

Expensify

Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

	Q2 2024		Q3 2024		Q4 2024		Q1 2025	
	Low	High	Low	High	Low	High	Low	High
Cost of revenue, net	$ 2.8	$ 3.5	$ 2.7	$ 3.4	$ 2.6	$ 3.3	$ 2.4	$ 3.1
Research and development	2.9	3.6	2.9	3.6	2.8	3.5	2.5	3.2
General and administrative	1.7	2.1	1.6	2.0	1.6	2.0	1.4	1.8
Sales and marketing	0.5	0.7	0.5	0.7	0.5	0.7	0.5	0.7
Total	$ 7.9	$ 9.9	$ 7.7	$ 9.7	$ 7.5	$ 9.5	$ 6.8	$8.8

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.